UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18th, 2026

WASTE ENERGY CORP.

 (Exact name of registrant as specified in its charter)

Nevada	000-55049	27-3098487
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3250 Oakland Hills Court, Fairfield, California 94534

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: 424.570.9446

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Nil	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As previously disclosed, on September 18, 2026, the Board of Directors of Waste Energy Corp. (the “Company”) approved, and commenced a solicitation of written consents from stockholders to approve, an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of common stock from 400,000,000 shares to 1,600,000,000 shares, with the par value of the Company’s common stock remaining $0.001 per share (the “Authorized Share Amendment”). The solicitation was conducted by written consent in lieu of a special meeting of stockholders, as permitted under Section 78.320(2) of the Nevada Revised Statutes (“NRS”) and Section 2.11 of the Company’s Bylaws.

As of the record date of 5:00 p.m. Eastern Time on September 18, 2026, 329,375,544 shares of the Company’s common stock were issued and outstanding and entitled to act by written consent, with each share entitled to one vote. The Company received valid written consents in favor of the Authorized Share Amendment from holders of record representing 165,950,837 or 50.38% shares of common stock, with no shares voted against the Authorized Share Amendment and no shares abstaining, exceeding the 164,687,673 shares required to approve the Authorized Share Amendment. Accordingly, the Authorized Share Amendment was approved by written consent of the Company’s stockholders in lieu of a meeting.

On September 26, 2026, the Company filed a Certificate of Amendment to its Articles of Incorporation (the “Certificate of Amendment”) with the Secretary of State of the State of Nevada to effect the Authorized Share Amendment. The Certificate of Amendment will become effective on September 29th, 2026 at 9:00 am Eastern Time . As a result, the Company is now authorized to issue up to 1,600,000,000 shares of common stock, par value $0.001 per share.

The foregoing description of the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

3.1	Certificate of Amendment to Articles of Incorporation, as filed with the Secretary of State of the State of Nevada
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASTE ENERGY CORP.

/s/ Scott Gallagher
Scott Gallagher
Chairman, President and Chief Executive Officer

October 5, 2026